                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2007

Worldwide Insurance Trust

          WORLDWIDE BOND FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2007, and are subject to change.

Worldwide Bond Fund

Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck Worldwide Bond Fund gained 9.71% for the twelve months ended December 31, 2007. The Fund lagged the benchmark S&P Citigroup World Government Bond (WGBI) Index1, which returned 10.95% in U.S. dollar terms (3.72% in local currency terms), due primarily to its consistently overweighted allocation to the U.S. dollar relative to the Index.

Several themes dominated the performance of global bond markets in 2007: (1) the increasing threat of inflation, and higher interest rates, on the back of rising commodity prices; 2) strong global economic growth being driven by emerging markets as developed markets seemed poised to move into a period of slower growth; 3) the negative fallout from the U.S. subprime-mortgage debacle and the ensuing global credit crunch; and (4) the ongoing weakness of the U.S. dollar, which fell to a record low against the euro in November, and to multi-year lows against many other currencies.

Market and Economic Review

Following what had been a challenging first half in which interest rates trended higher on growing fears of increasing inflation worldwide, the second half of the year brought a general decline in global bond yields. Consequently, as yields declined, bond values rose during the third and fourth quarters. This was particularly true here in the U.S., where a flight to quality helped U.S. Treasury securities to outperform, as investors fled riskier high-yielding corporate bonds and mortgage-backed securities.

The yield on 10-year U.S. Treasuries began the year at 4.70%, climbed to a high of 5.30% in June, and then declined in the second half to end the year at 4.03%. Bond yields began declining in July in response to the growing credit crisis, and then declined more significantly in response to actions by U.S. Federal Reserve Board, which cut interest rates three times beginning in mid-September in an effort to improve liquidity. The Fed, after holding rates steady at 5.25% for the first eight months of the year, reduced the federal funds target rate by 100 basis points in three moves to 4.25% by yearend.

While bond price gains were strong for U.S. Treasury investors, the falling U.S. dollar helped propel several of the world’s major bond markets when measured in U.S. dollar terms. The Canadian 10-year bond yield declined just slightly over the year (from 4.10% to 3.99%), but returns soared 23.83% in U.S. dollar terms. Australian and New Zealand bonds gained 15.51% and 13.41%, respectively, in U.S. dollar terms. The Citigroup European Government Bond Index (EGBI)2 was up 12.86% in U.S. dollar terms, including German bonds which posted a 13.09% return. Japanese bonds climbed 9.47% in U.S. dollar terms, as even the yen managed to improve against the dollar in the second half. UK bonds posted less stellar results, gaining 4.70% in local terms, compared to 6.49% in U.S. dollar terms. The UK 10-year bond yield began the year at 4.74%, reached a high of 5.56%, and retreated to 4.51% by the end of the year. While several domestic factors continued to put pressure on the U.S. dollar (e.g., inflation fears, Fed easing, the credit crunch), there are ample global secular issues that point to longer-term dollar weakness. These include, for example, global interest rate differentials, capital flows, foreign reserve surpluses in emerging markets, and trade and investment imbalances.

Throughout the year, central bank policies dominated the investment landscape for fixed income investors. In the first half, the U.S. Federal Reserve Board remained on hold, as did the Canadian and Australian central banks. By contrast, major central banks elsewhere raised rates in the first half, including the European Central Bank (ECB), the U.K., Swedish, and New Zealand central banks, and the Bank of Japan, as these economies continued to accelerate. In the second half, however, many central banks responded promptly to the unraveling credit crisis by reversing course. The ECB was one of the first to react, by flooding the credit market with liquidity last summer, demonstrating the strong linkage among global financial markets. By the end of the year, Central Banks had banded together to ease global credit strains through increased short-term lending.

Worldwide Bond Fund

Fund Review

Throughout the year, the Fund maintained an overweight position relative to its benchmark Index in terms of U.S. currency and an underweighted position relative to the Index in terms of U.S. duration—i.e., the Fund was over-invested in U.S. dollars but under-invested in U.S. bonds relative to the Index. The Fund ended the year with a 23.9% allocation to the U.S. bond market, down from 24.3% at the beginning of the year. U.S. bonds, as measured by the Citigroup U.S. Government Bond Index2, returned 9.00% for the year and were the best performing constituents in the WGBI in local currency terms. Therefore, as mentioned earlier, the Fund’s slightly underweighted U.S. duration position detracted modestly from its relative performance. Also, the U.S. Dollar Index (DXY)3 plummeted to an all-time low in November on the back of financial uncertainty and the Fed’s interest rate cuts. By the end of 2007, the DXY had declined -8.31% for the year, and this also contributed to your Fund’s underperformance given its overweighting in dollars.

In terms of the Fund’s exposure to European bond markets, we maintained an underweighted position in Eurozone duration relative to the WGBI, and shifted from an overweighted to a neutral position in the euro currency. The decrease in the Fund’s exposure to the euro detracted from its relative results, given the euro’s strong rise against the dollar last year. With that said, we established positions in Belgium and the Netherlands last year—overweighted in both currency and duration—and these bond markets posted strong returns of 12.63% and 13.05% in U.S. dollar terms, respectively. Overall, the EGBI gained 1.72% in local currency terms, and 12.86% in U.S. dollar terms for the year. The Fund ended December with 40.0% exposure to Eurozone bonds (down from 43.8% at the start of the year), represented by the Fund’s bond holdings in Germany, Spain, Italy, the Netherlands, France and Belgium.

The Fund was overweighted UK currency exposure and underweighted UK duration exposure throughout the period. This hurt the Fund’s relative performance in 2007, given the British pound’s weakness. The Fund ended December with an 8.7% weighting in the U.K. bond market.

Throughout 2007, the Fund’s higher allocation to the dollar bloc bond markets relative to the Index in terms of both duration and currency helped its performance. We remained overweight in the bond markets of Canada (8.0% of Fund net assets at December 31) and New Zealand (6.2% of Fund net assets), while maintaining zero exposure to the Australian bond market. The Canadian, New Zealand, and Australian bond markets were among the Index’s strongest constituents last year, gaining 23.83%, 13.41%, and 15.51% in U.S. dollar terms, respectively. The Fund’s overweighted position in Canada and New Zealand significantly helped both absolute and relative performance; conversely, its lack of exposure to Australia detracted from its results.

The Fund’s exposure to Japanese yen-denominated bonds remained significantly underweighted relative to the Index in terms of both duration and currency for the year. This under-exposure had a negative impact on the Fund’s relative results, given that, in the second half of the year, the yen was one of the strongest performing currencies. At the end of December, the Fund had a 10.1% weighting in Japanese yen-denominated bonds, divided between an Austrian corporate bond and a U.S. corporate bond (5.0% and 5.1% of Fund net assets, respectively).

* * *

At this writing, the U.S. Federal Reserve Board took emergency action following an unscheduled January 22 meeting by slashing interest rates 75 basis points on continued concerns about a weakening economy and turmoil in the financial markets. The Fed lowered its federal funds rate from 4.25% to 3.5%, its biggest rate cut since October 1984; it also lowered the discount rate. Central banks elsewhere have yet to respond, including the ECB which is maintaining its hawkish inflation stance. We are not convinced that the current loosening cycle has ended, particularly if conditions for U.S financial markets continue to deteriorate and credit tightens further for American businesses and households. Also, a deepening U.S.

Worldwide Bond Fund

housing contraction and softening in labor markets also point to more difficulties ahead. Given this, we continue to believe that your Fund’s emphasis on higher-quality bonds chosen from a variety of the world’s market, will continue to help weather the storm.

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. The Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

We appreciate your continued investment in the Van Eck Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

Charles T. Cameron Investment Team Member	Gregory F. Krenzer Investment Team Member

January 28, 2008

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

Worldwide Bond Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The S&P Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

2 All country and regional bond market returns are Citigroup Government Bond Indices.

3 The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Worldwide Bond Fund

Geographical Weightings*
as of December 31, 2007
(unaudited)

Sector Breakdown** as of December 31, 2007 (unaudited)
Foreign Government Bonds	64.0%
U.S. Government Bonds	19.2%
Foreign Banks	10.3%
Money Market Fund	6.5%

†	Includes 10.1% allocation to Japanese yen-denominated corporate bonds.

*	Percentage of net assets.

**	Percentage of investments.

Worldwide Bond Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the S&P/Citigroup World Government Bond Index.

Van Eck Worldwide Bond Fund (Initial Class)
vs. S&P/Citigroup World Government Bond Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

Van Eck Worldwide Bond Fund (Initial Class)[1]	9.71%	7.88%	5.97%

S&P/Citigroup World Gov’t Bond Index	10.95%	6.81%	6.31%

Van Eck Worldwide Bond Fund (Class R1)
vs. S&P/Citigroup World Government Bond Index

Average Annual Total Return 12/31/07	1 Year	Since Inception

Van Eck Worldwide Bond Fund (Class R1)[1]	9.73%	6.88%

S&P/Citigroup World Gov’t Bond Index	10.95%	6.06%

[1]	Inception date for the Van Eck Worldwide Bond Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1);
index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P/Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

Worldwide Bond Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007- December 31, 2007

Initial Class	Actual	$1,000.00	$1,087.00	$5.73
	Hypothetical**	$1,000.00	$1,019.71	$5.55

Class R1	Actual	$1,000.00	$1,087.10	$5.73
	Hypothetical**	$1,000.00	$1,019.71	$5.55

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 1.09% for the Initial Class Shares and 1.09% for the Class R1 Shares and multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Bond Fund

Schedule of Investments

December 31, 2007

Principal Amount		Value

BONDS AND NOTES: 91.8%
Austria: 5.0%
JPY 300,000,000	Oester Kontroll Bank Bond
	1.80%, 3/22/10	$2,744,137

Belgium: 4.7%
EUR 1,800,000	Belgium Kingdom
	4.00%, 3/28/17	2,541,279

Canada: 8.0%
CAD 4,000,000	Canadian Government Bond
	6.00%, 6/1/11	4,330,716

France: 4.9%
EUR 1,900,000	French Treasury Note
	3.75%, 4/25/17	2,644,934

Germany: 12.3%
	Bundesrepublik Deutschland Bonds
EUR 1,500,000	4.50%, 7/4/09	2,204,622
EUR 3,000,000	4.75%, 7/4/28	4,456,597

		6,661,219

Italy: 5.0%
EUR 1,800,000	Italian Government Bond
	5.00%, 2/1/12	2,707,286

Netherlands: 5.0%
EUR 1,900,000	Netherlands Government
	Bond
	4.00%, 7/15/16	2,708,276

New Zealand: 6.2%
NZD 4,500,000	New Zealand Government
	Bond
	6.50%, 4/15/13†	3,372,920

Spain: 8.1%
EUR 3,000,000	Spanish Government Bond
	4.00%, 1/31/10	4,381,102

United Kingdom: 8.7%
GBP 2,400,000	Great Britain Government
	Bond
	4.25%, 3/7/11	4,755,403

United States: 23.9%
JPY 300,000,000	KFW International
	Finance, Inc. Bond
	1.75%, 3/23/10	2,741,248
	U.S. Treasury Notes/Bonds:
$2,500,000	5.50%, 5/15/09†	2,582,032
5,000,000	4.00%, 3/15/10†	5,104,300
2,000,000	6.625%, 2/15/27	2,538,908

		12,966,488

Number of Shares		Value

Total Bonds and Notes (Cost: $41,008,840)		$49,813,760

MONEY MARKET FUND: 6.4% (Cost: $3,492,881)

3,492,881	AIM Treasury Portfolio - Institutional Class	3,492,881

Total Investments Before Collateral for Securities Loaned: 94.9%
(Cost: $44,501,721)		53,306,641

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 13.9%
(Cost: $7,524,720)

7,524,720	State Street Navigator Securities Lending Prime Portfolio	7,524,720

Total Investments: 112.1%
(Cost: $52,026,441)		60,831,361
Liabilities in excess of other assets (12.1)%		(6,553,325)

NET ASSETS: 100.0%		$54,278,036

†	Security fully or partially on loan. Total market value of securities on loan is $7,300,983.

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound
JPY	– Japanese Yen
NZD	– New Zealand Dollar

Summary of Investments By Sector Excluding Collateral for Securities Loaned (unaudited)

	% of Investments

Foreign Government Bonds	64.0%	$34,103,135
U.S. Government Bonds	19.2	10,225,240
Foreign Banks	10.3	5,485,385
Money Market Fund	6.5	3,492,881

	100.0%	$53,306,641

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at value (Cost $44,501,721) including $7,300,983 of securities loaned	$53,306,641
Short term investments held as collateral for securities loaned (Cost $7,524,720)	7,524,720
Receivables:
Shares of beneficial interest sold	249,051
Interest	882,591
Foreign tax reclaim	16,519
Prepaid expenses	2,877

Total assets	61,982,399

Liabilities:
Payables:
Shares of beneficial interest redeemed	53,734
Collateral for securities loaned	7,524,720
Due to Adviser	35,941
Due to Custodian	1,285
Deferred Trustee fees	3,622
Accrued expenses	85,061

Total liabilities	7,704,363

NET ASSETS	$54,278,036

Initial Class Shares:
Net Assets	$39,744,749

Shares of beneficial interest outstanding	3,278,718

Net asset value, redemption and offering price per share	$12.12

Class R1 Shares:
Net Assets	$14,533,287

Shares of beneficial interest outstanding	1,200,223

Net asset value, redemption and offering price per share	$12.11

Net Assets consist of:
Aggregate paid in capital	$44,300,979
Unrealized appreciation of investments and foreign currency transactions	8,829,878
Undistributed net investment income	4,596,646
Accumulated net realized loss on investments	(3,449,467)

$54,278,036

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Operations
Year Ended December 31, 2007

Income:
Interest		$2,256,864
Securities lending income		17,309

Total income		2,274,173
Expenses:
Management fees	$515,990
Professional fees	78,048
Reports to shareholders	27,562
Custodian fees	15,955
Insurance	15,259
Transfer agent fees - Initial Class Shares	11,907
Transfer agent fees - Class R1 Shares	11,819
Trustees’ fees and expenses	8,136
Other	5,836

Total expenses	690,512
Expenses assumed by the Adviser	(123,017)

Net expenses		567,495

Net investment income		1,706,678

Realized and Unrealized Gain on Investments:
Net realized gain on foreign currency transactions		2,921,770
Net change in unrealized appreciation (depreciation) of investments		221,281
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		(14,753)

Net realized and unrealized gain on investments		3,128,298

Net Increase in Net Assets Resulting from Operations		$4,834,976

See Notes to Financial Statements

Worldwide Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31,

	2007	2006

Operations:
Net investment income	$1,706,678	$2,065,304
Net realized gain on investments and foreign currency transactions	2,921,770	1,473,156
Net change in unrealized appreciation (depreciation) of investments, foreign currency transactions and foreign denominated assets and liabilities	206,528	(145,606)

Net increase in net assets resulting from operations	4,834,976	3,392,854

Dividends to shareholders from:
Net investment income
Initial Class Shares	(2,370,298)	(3,707,444)
Class R1 Shares	(742,737)	(905,458)

Total dividends	(3,113,035)	(4,612,902)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	7,517,852	6,239,794
Class R1 Shares	4,258,185	4,320,456

	11,776,037	10,560,250

Reinvestment of dividends
Initial Class Shares	2,370,298	3,707,444
Class R1 Shares	742,737	905,458

	3,113,035	4,612,902

Cost of shares redeemed
Initial Class Shares	(10,472,504)	(16,153,664)
Class R1 Shares	(3,174,507)	(3,734,225)
Redemption fees	5,044	4,521

	(13,641,967)	(19,883,368)

Net increase (decrease) in net assets resulting from share transactions	1,247,105	(4,710,216)

Total increase (decrease) in net assets	2,969,046	(5,930,264)
Net Assets:
Beginning of year	51,308,990	57,239,254

End of year (including undistributed net investment income of $4,596,646and $3,081,233, respectively)	$54,278,036	$51,308,990

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	659,565	550,647
Shares reinvested	216,862	331,317
Shares redeemed	(913,404)	(1,418,137)

Net decrease	(36,977)	(536,173)

Class R1 Shares:
Shares sold	365,033	381,146
Shares reinvested	68,079	80,989
Shares redeemed	(272,779)	(328,128)

Net increase	160,333	134,007

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$11.78	$12.03	$13.33	$13.31	$11.46

Income (Loss) from Investment Operations:
Net Investment Income	0.41	0.53	0.58	0.64	0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.66	0.20	(0.97)	0.48	1.52

Total from Investment Operations	1.07	0.73	(0.39)	1.12	2.05

Less:
Dividends from Net Investment Income	(0.73)	(0.98)	(0.91)	(1.10)	(0.20)

Total Dividends	(0.73)	(0.98)	(0.91)	(1.10)	(0.20)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net Asset Value, End of Year	$12.12	$11.78	$12.03	$13.33	$13.31

Total Return (a)	9.71%	6.48%	(3.03)%	9.15%	18.16%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$39,745	$39,071	$46,350	$64,353	$85,385
Ratio of Gross Expenses to Average Net Assets	1.32%	1.28%	1.29%	1.27%	1.21%
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.29%	1.27%	1.21%
Ratio of Net Investment Income to Average Net Assets	3.31%	3.77%	3.67%	3.96%	3.58%
Portfolio Turnover Rate	20%	19%	16%	0%	6%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.19% for the year ended December 31, 2003. The ratio for all other years shown would be unchanged if any interest expense incurred during those years was excluded.

(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares

	Year Ended December 31,			For the Period May 1, 2004* through December 31, 2004
	2007	2006	2005

Net Asset Value, Beginning of Period	$11.77	$12.02	$13.33	$11.82

Income (Loss) from Investment Operations:
Net Investment Income	0.40	0.52	0.76	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.67	0.21	(1.16)	1.33

Total from Investment Operations	1.07	0.73	(0.40)	1.51

Less:
Dividends from Net Investment Income	(0.73)	(0.98)	(0.91)	—

Total Dividends	(0.73)	(0.98)	(0.91)	—

Redemption fees	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$12.11	$11.77	$12.02	$13.33

Total Return (a)	9.73%	6.48%	(3.11)%	12.77	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$14,533	$12,238	$10,889	$8,492
Ratio of Gross Expenses to Average Net Assets	1.38%	1.35%	1.38%	1.59	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.38%	1.33	%(d)
Ratio of Net Investment Income to Average Net Assets	3.31%	3.75%	3.63%	3.89	%(d)
Portfolio Turnover Rate	20%	19%	16%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets would be be unchanged if any interest expense incurred during the above periods was excluded.

(c)	Amount represents less than $0.005 per share.

(d)	Annualized

(e)	Not annualized

*	Inception date of Class R1 Shares

See Notes to Financial Statements

Worldwide Bond Fund

Notes To Financial Statements
December 31, 2007

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million and 0.70% on the excess over $750 million. The Adviser agreed to assume expenses exceeding 1.10% of average daily net assets except for interest, taxes, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2007, the Adviser assumed expenses in the amount of $123,017. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $9,723,128 and $11,918,515, respectively.

Worldwide Bond Fund

Notes To Financial Statements (continued)

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2007 was $52,026,441 and net unrealized appreciation aggregated $8,804,920, all of which related to appreciated securities.

At December 31, 2007, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$4,600,705
Accumulated capital losses	(3,449,467)
Other temporary difference	(4,061)
Unrealized appreciation	8,829,878

Total	$9,977,055

The tax character of dividends paid to shareholders during the year ended December 31, 2007 and the year ended December 31, 2006 consisted of ordinary income of $3,113,035 and $4,612,902, respectively.

At December 31, 2007, the Fund had a capital loss carryforward of $3,449,467 of which $166,131 expires December 31, 2008; $2,541,134 expires December 31, 2009; and $742,202 expires December 31, 2010.

During 2007, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $2,921,770 and increased accumulated realized loss by $2,921,770. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At December 31, 2007, the aggregate shareholder accounts of two insurance companies own approximately 78% and 19% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2007, the Fund had no outstanding forward foreign currency contracts.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2007, there were no borrowings by the Fund under this Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any interest or amounts equivalent thereto, on the securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2007, the market value of securities loaned was $7,300,983, and the related collateral for securities on loan was $7,524,720.

Note 11—New Accounting Policies—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required

Worldwide Bond Fund

Notes To Financial Statements (continued)

about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 12—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Note 13—Subsequent Event—A dividend of $1.03 per share from net investment income was paid on January 31, 2008 to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 30, 2008 with a reinvestment date of January 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Van Eck Worldwide Insurance Trust
and the Shareholders of Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2008

Worldwide Bond Fund

Board of Trustees/Officers (unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex [3]

Independent Trustees:

Jon Lukomnik 51‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies.	9	None

Jane DiRenzo Pigott 50‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director, MetLife Investment Funds, Inc.; Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 60‡¶	Trustee since March 2006	Investment Adviser, Torray LLC, January 2008 to present; Managing Partner, Rockledge Partners LLC, 2003 to 2007; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 54‡¶	Vice Chairman and Trustee since June 2004	Vice Chairman, W. P. Stewart & Co., Inc., September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), Sept. 1995 to Jan. 1999.	17	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 48‡¶	Chairman and Trustee since 1994	President and CEO, SmartBrief.com	17	None

Robert L. Stelzl 62‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

Worldwide Bond Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Officers:

Charles T. Cameron 47	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio Manager, Worldwide Bond Fund Series; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson 51	Chief Executive Officer and President since 2004

President, Van Eck Associates Corporation and President, Van Eck Securities Corporation since February 2004; Private Investor, June 2003 – January 2004; Independent Consultant, Waddell & Reed, Inc., April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc., December 2002 – March 2003; President/Chief Executive Officer/Director/Executive Vice President/Senior Vice President, Mackenzie Investment Management Inc., April 1985 – December 2002. President/Chief Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June 1993 – December 2002; Chairman/Director/ President, Ivy Mackenzie Services Corporation, June 1993 – December 2002; Chairman/Director/Senior Vice President, Ivy Management Inc., January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley 52	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President, Mutual Fund Operations, Van Eck Securities Corporation; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch 51	Chief Compliance Officer since 2006

Chief Compliance Officer, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., since January 2007; Vice President, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April 2005 – December 2006; Second Vice President, Investment Reporting, TIAA-CREF, January 1996 – April 2005; Senior Manager, Audits, Grant Thornton, December 1993 – January 1996; Senior Manager, Audits, McGladrey & Pullen, December 1986 – December 1993; Officer of three other investment companies advised by the Adviser.

Joseph J. McBrien 59	Senior Vice President and Secretary since 2005

Senior Vice President, General Counsel and Secretary, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp., since December 2005; Managing Director, Chatsworth Securities LLC, March 2001 – November 2005; Private Investor/Consultant, September 2000 – February 2001; Executive Vice President and General Counsel, Mainstay Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe 60	Vice President and Treasurer since December 2006

Vice President, Van Eck Associates Corporation since November 2006; Vice President and Director of Mutual Fund Accounting and Administration, PFPC, March 2000 to November 2006; First Vice President and Treasurer, Zweig Mutual Funds, March 1995 to December 1999; Vice President and Director of Mutual Fund Accounting and Administration, The Bank of New York, December 1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Worldwide Bond Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Jonathan R. Simon 33	Vice President and Assistant Secretary since 2006

Vice President, Associate General Counsel, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp. since August 2006, Associate, Schulte Roth & Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard & Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith 52	Senior Vice President and Chief Financial Officer since 1985

Senior Vice President and Chief Financial Officer, Van Eck Associates Corporation; Senior Vice President, Chief Financial Officer, Treasurer and Controller, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4] 43	Executive Vice President since 2004

Director of Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation; Director and Executive Vice President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4] 44	Executive Vice President since 2005

Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected annually by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to
     Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $168,000 for 2007 and $161,600 for 2006.

b)   Audit-Related Fees

     None.

c)   Tax Fees

     Ernst & Young billed tax fees of $23,111 for 2007 and $19,250 for 2006.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date  March 4, 2008
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  March 4, 2008
      -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 4, 2008
      -------------